Exhibit 99.1
VIAVI ANNOUNCES THIRD QUARTER FISCAL 2023 RESULTS
Third Quarter
•Net revenue of $247.8 million, down $67.7 million or 21.5% year-over-year
•GAAP operating margin of (0.8)%, down 1,370 bps year-over-year
•Non-GAAP operating margin of 11.4%, down 1,010 bps year-over-year
•GAAP EPS of $(0.07), down $0.15 or 187.5% year-over-year
•Non-GAAP EPS of $0.08, down $0.14 or 63.6% year-over-year

Chandler, Arizona, May 2, 2023 — VIAVI (NASDAQ: VIAV) today reported results for its third fiscal quarter ended April 1, 2023.

Third quarter of fiscal 2023 net revenue was $247.8 million. GAAP net loss was $(15.4) million, or $(0.07) per share. Non-GAAP net income was $18.0 million, or $0.08 per share.

Second quarter of fiscal 2023 net revenue was $284.5 million. GAAP net income was $8.4 million or $0.04 per share. Non-GAAP net income was $31.5 million, or $0.14 per share.

Third quarter of fiscal 2022 net revenue was $315.5 million. GAAP net income was $19.2 million, or $0.08 per share. Non-GAAP net income was $52.0 million, or $0.22 per share.

“Fiscal Q3 2023 revenue and non-GAAP operating margin came in within our revised guidance range. As we mentioned in early April, lower than expected NEMs and semiconductor R&D spend during the March quarter adversely impacted our initial NSE revenue expectations,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.

Khaykin added, “On a positive side, we saw the beginning of stabilization of demand for our field instruments during the March quarter. In the current quarter, we are seeing the signs of recovery in our Field Instruments and stabilization in the Lab & Production business. We expect the stabilization and recovery momentum to continue into the second half of calendar 2023.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Third Quarter Ended April 1, 2023

	GAAP Results
	Q3	Q2	Q3	Change
	FY 2023	FY 2023	FY 2022	Q/Q	Y/Y
Net revenue	$247.8	$284.5	$315.5	(12.9)%	(21.5)%
Gross margin	56.9%	58.7%	59.2%	(180) bps	(230) bps
Operating margin	(0.8)%	8.0%	12.9%	(880) bps	(1,370) bps
(Loss) income from operations	(2.1)	22.9	40.8	(109.2)%	(105.1)%
Net (loss) income per share	(0.07)	0.04	0.08	(275.0)%	(187.5)%

	Non-GAAP Results
	Q3	Q2	Q3	Change
	FY 2023	FY 2023	FY 2022	Q/Q	Y/Y
Non-GAAP gross margin	59.7%	61.1%	62.0%	(140) bps	(230) bps
Non-GAAP operating margin	11.4%	16.2%	21.5%	(480) bps	(1,010) bps
Non-GAAP income from operations	28.3	46.0	67.7	(38.5)%	(58.2)%
Non-GAAP net earnings per share	0.08	0.14	0.22	(42.9)%	(63.6)%

	Net Revenue by Segment
	Q3	Q2	Q3	Change
	FY 2023	FY 2023	FY 2022	Q/Q	Y/Y
Network Enablement	$149.6	$179.7	$204.3	(16.8)%	(26.8)%
Service Enablement	27.7	27.4	26.5	1.1%	4.5%
Optical Security and Performance Products	70.5	77.4	84.7	(8.9)%	(16.8)%
Total	$247.8	$284.5	$315.5	(12.9)%	(21.5)%
•Americas, Asia-Pacific and EMEA customers represented 40.5%, 30.5% and 29.0%, respectively, of total net revenue for the quarter ended April 1, 2023.

•As of April 1, 2023, the Company held $586.6 million in total cash, short-term restricted cash and short-term investments.

•As of April 1, 2023, the Company had $96.4 million aggregate principal amount of 1.00% Senior Convertible Notes, $68.1 million aggregate principal amount of 1.75% Senior Convertible Notes, $250 million aggregate principal amount of 1.625% Senior Convertible Notes and $400 million aggregate principal amount of 3.75% Senior Notes with a total net carrying value of $792.1 million.

•During the fiscal quarter ended April 1, 2023, the Company generated $17.8 million of cash flows from operations.

Business Outlook for the Fourth Quarter of Fiscal 2023

For the fourth quarter of fiscal 2023 ending July 1, 2023, the Company expects net revenue to be between $242 million to $262 million and non-GAAP earnings per share to be between $0.07 to $0.09.

With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on May 2, 2023 in a live webcast, which will also be archived for replay on the Company’s website at https://investor.viavisolutions.com.  The Company will post supplementary slides outlining the Company’s latest financial results on https://investor.viavisolutions.com under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring, and assurance solutions for communications service providers, hyperscalers, equipment manufacturers, enterprises, government and avionics. VIAVI is also a leader in light management technologies for 3D sensing, anti-counterfeiting, consumer electronics, industrial, automotive, government and aerospace applications. Together with our customers and partners we are United in Possibility, finding innovative ways to solve real-world problems.

Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes or deceleration in the demand for current and new products, technologies, services, delays or unforeseen events in the roll-out of new industry platforms such as 5G or evolving technology such as 3D sensing and customer purchasing delays due to macroeconomic conditions, tightening of expenditures or as they assess or transition to such new technologies and/or architectures, all of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and restructuring and workforce reduction plans, including anticipated cost savings associated with such plans; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) supply chain and materials constraints and the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to climate conditions and natural disasters in the regions where we operate, such as wildfires, drought conditions and related water shortages in Arizona, as well as wildfires in Northern California and related blackouts and power outages in that region; (k) the uncertain and ongoing impact to our supply chain of military conflicts, such as the escalating conflict between Russia and Ukraine, tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars,” cyber-attacks, and retaliatory measures; (l) the impact of infectious disease outbreaks, epidemics, and pandemics including the ongoing effects of the COVID-19 global pandemic on our financial results, revenues, customer demand, business operations and manufacturing and on the business operations of our customers, contract manufacturers and suppliers; and (m) inherent uncertainty related to global markets, including inflationary pressures, recessions, tightening monetary policy and liquidity, and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on the risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements. We have not filed our Form 10-Q for the quarter ended April 1, 2023. As a result, all financial results described in this earnings release should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates, that are identified prior to the time we file the Form 10-Q.

Contact Information

Investors:
Sagar Hebbar
408-404-4507
sagar.hebbar@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	April 1, 2023	April 2, 2022	April 1, 2023	April 2, 2022
Net revenue	$247.8	$315.5	$842.5	$957.1
Cost of revenues	100.9	121.2	331.0	362.0
Amortization of acquired technologies	5.9	7.4	18.7	22.7
Gross profit	141.0	186.9	492.8	572.4
Operating expenses:
Research and development	50.8	54.9	155.3	159.0
Selling, general and administrative	80.0	89.0	250.2	269.0
Amortization of other intangibles	2.1	2.2	6.5	7.5
Restructuring and related charges (benefits)	10.2	—	10.2	(0.1)
Total operating expenses	143.1	146.1	422.2	435.4
(Loss) income from operations	(2.1)	40.8	70.6	137.0
Interest income and other (expense) income, net	(0.6)	(5.8)	2.7	(95.6)
Interest expense	(6.7)	(6.4)	(19.0)	(17.1)
(Loss) income before income taxes	(9.4)	28.6	54.3	24.3
Provision for income taxes	6.0	9.4	28.7	25.3
Net (loss) income	$(15.4)	$19.2	$25.6	$(1.0)

Net (loss) income per share:
Basic	$(0.07)	$0.08	$0.11	$—
Diluted	$(0.07)	$0.08	$0.11	$—

Shares used in per share calculations:
Basic	224.1	229.2	225.5	232.1
Diluted	224.1	236.8	227.6	232.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	April 1, 2023	July 2, 2022
ASSETS
Current assets:
Cash and cash equivalents	$580.6	$559.9
Short-term investments	1.5	1.4
Restricted cash	4.5	3.6
Accounts receivable, net	220.1	260.9
Inventories, net	125.9	110.1
Prepayments and other current assets	70.4	69.2
Total current assets	1,003.0	1,005.1
Property, plant and equipment, net	247.2	228.9
Goodwill, net	451.9	387.6
Intangibles, net	64.0	54.2
Deferred income taxes	89.7	86.3
Other non-current assets	61.6	65.8
Total assets	$1,917.4	$1,827.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$43.7	$58.3
Accrued payroll and related expenses	41.2	76.0
Deferred revenue	75.5	81.0
Accrued expenses	27.8	29.3
Short-term debt	164.2	68.4
Other current liabilities	60.2	56.3
Total current liabilities	412.6	369.3
Long-term debt	627.9	616.5
Other non-current liabilities	194.6	170.4
Total stockholders’ equity	682.3	671.7
Total liabilities and stockholders’ equity	$1,917.4	$1,827.9

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended April 1, 2023
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$149.6	$27.7	$177.3	$70.5	$—	$247.8

Gross profit	$92.8	$19.5	$112.3	$35.7	$(7.0)	$141.0
Gross margin	62.0%	70.4%	63.3%	50.6%		56.9%

Operating income (loss)			$2.5	$25.8	$(30.4)	$(2.1)
Operating margin			1.4%	36.6%		(0.8)%

	Three Months Ended April 2, 2022
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$204.3	$26.5	$230.8	$84.7	$—	$315.5

Gross profit	$130.3	$18.3	$148.6	$47.0	$(8.7)	$186.9
Gross margin	63.8%	69.1%	64.4%	55.5%		59.2%

Operating income			$34.4	$33.3	$(26.9)	$40.8
Operating margin			14.9%	39.3%		12.9%

	Nine Months Ended April 1, 2023
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Other Items (1)	Consolidated GAAP Measures
Net revenue	$524.2	$79.1	$603.3	$239.2	$842.5	$—	$842.5

Gross profit	$333.5	$53.8	$387.3	$128.0	$515.3	$(22.5)	$492.8
Gross margin	63.6%	68.0%	64.2%	53.5%	61.2%		58.5%

Operating income			$49.8	$91.9	$141.7	$(71.1)	$70.6
Operating margin			8.3%	38.4%	16.8%		8.4%

	Nine Months Ended April 2, 2022
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Other Items (1)	Consolidated GAAP Measures
Net revenue	$623.6	$79.3	$702.9	$254.2	$957.1	$—	$957.1

Gross profit	$401.0	$54.4	$455.4	$143.8	$599.2	$(26.8)	$572.4
Gross margin	64.3%	68.6%	64.8%	56.6%	62.6%		59.8%

Operating income			$110.7	$104.6	$215.3	$(78.3)	$137.0
Operating margin			15.7%	41.1%	22.5%		14.3%
(1) Other items include charges (benefits) unrelated to core operating performance primarily consisting of stock-based compensation, amortization of acquisition-related intangibles, restructuring and related charges (benefits), changes in fair value of contingent consideration liabilities and other charges unrelated to core operating performance.
The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles, stock-based compensation, legal settlements, restructuring, separation costs, changes in fair value of contingent consideration liabilities and certain investing expenses and other activities that management believes are not reflective of such ordinary, ongoing and core operating activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income, non-GAAP net income per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its GAAP financial measures because the Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance. The non-GAAP adjustments are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) amortization expense related to acquired intangibles, (vi) changes in fair value of contingent consideration liabilities and (vii) other charges unrelated to our core operating performance comprised mainly of acquisition related transaction costs, integration costs related to acquired entities, litigation and legal settlements and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, EBITDA and adjusted EBITDA.

Non-cash interest expense and other expense: The Company excludes certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and core operating activities, in calculating non-GAAP net income and non-GAAP net income per share.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income and non-GAAP net income per share.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest income and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes, items in addition to the items excluded from the EBITDA calculation, such as stock-based compensation, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments, changes in fair value of contingent consideration liabilities arising from prior acquisitions and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a helpful indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income is net income. The GAAP measure most directly comparable to non-GAAP net income per share is net income per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Nine Months Ended
	April 1, 2023		April 2, 2022		April 1, 2023		April 2, 2022
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures	$141.0	56.9%	$186.9	59.2%	$492.8	58.5%	$572.4	59.8%
Stock-based compensation	1.2	0.5%	1.2	0.4%	3.6	0.5%	4.0	0.4%
Other (benefits) charges unrelated to core operating performance (1)	(0.1)	(0.1)%	0.1	—%	0.2	—%	0.1	—%
Amortization of intangibles	5.9	2.4%	7.4	2.4%	18.7	2.2%	22.7	2.4%
Total related to Cost of Revenue	7.0	2.8%	8.7	2.8%	22.5	2.7%	26.8	2.8%
Non-GAAP measures	$148.0	59.7%	$195.6	62.0%	$515.3	61.2%	$599.2	62.6%

	Three Months Ended				Nine Months Ended
	April 1, 2023		April 2, 2022		April 1, 2023		April 2, 2022
	Operating (Loss) Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures	$(2.1)	(0.8)%	$40.8	12.9%	$70.6	8.4%	$137.0	14.3%
Stock-based compensation	12.8	5.2%	12.8	4.1%	38.8	4.6%	39.7	4.1%
Change in fair value of contingent liability	(1.9)	(0.8)%	—	—%	(0.1)	—%	0.3	—%
Other charges (benefits) unrelated to core operating performance (1)	1.3	0.5%	4.5	1.4%	(3.0)	(0.4)%	8.2	0.9%
Amortization of intangibles	8.0	3.2%	9.6	3.1%	25.2	3.0%	30.2	3.2%
Restructuring and related charges (benefits)	10.2	4.1%	—	—%	10.2	1.2%	(0.1)	—%
Total related to Cost of Revenue and Operating Expenses	30.4	12.2%	26.9	8.6%	71.1	8.4%	78.3	8.2%
Non-GAAP measures	$28.3	11.4%	$67.7	21.5%	$141.7	16.8%	$215.3	22.5%

	Three Months Ended				Nine Months Ended
	April 1, 2023		April 2, 2022		April 1, 2023		April 2, 2022
	Net (Loss) Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net (Loss) Income	Diluted EPS
GAAP measures	$(15.4)	$(0.07)	$19.2	$0.08	$25.6	$0.11	$(1.0)	$0.00
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:
Stock-based compensation	12.8	0.06	12.8	0.05	38.8	0.17	39.7	0.17
Change in fair value of contingent liability	(1.9)	(0.01)	—	—	(0.1)	—	0.3	—
Other charges (benefits) unrelated to core operating performance (1)	1.3	0.01	4.5	0.02	(3.0)	(0.01)	8.2	0.03
Amortization of intangibles	8.0	0.04	9.6	0.04	25.2	0.11	30.2	0.13
Restructuring and related charges (benefits)	10.2	0.04	—	—	10.2	0.05	(0.1)	—
Non-cash interest expense and other expense (2)	2.6	0.01	6.5	0.03	2.6	0.01	99.2	0.43
Provision for (benefit from) income taxes	0.4	—	(0.6)	—	2.7	0.01	(7.0)	(0.03)
Total related to Net income and EPS	33.4	0.15	32.8	0.14	76.4	0.34	170.5	0.73
Non-GAAP measures	$18.0	$0.08	$52.0	$0.22	$102.0	$0.45	$169.5	$0.73
Shares used in per share calculation for Non-GAAP EPS		225.3		236.8		227.6		232.1
Note: Certain totals may not add due to rounding.
(1) Other items include (benefits) charges unrelated to core operating performance primarily consisted of certain acquisition and integration related charges, transformational initiatives such as site consolidations, reorganization, accretion of debt discount, intangible impairment and loss on disposal of long-lived assets.
(2) The Company incurred a loss of $2.2 million for the three and nine months ended April 1, 2023 in connection with the modification of certain 1.00% Senior Convertible Notes. The Company incurred a loss of $6.4M and $98.7M for the three and nine months ended April 2, 2022, respectively, in connection with the repurchase of certain 1.00% and 1.75% Senior Convertible Notes. The Company eliminates this in calculating non-GAAP net income and non-GAAP net income per share, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.
The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	April 1, 2023	April 2, 2022	April 1, 2023	April 2, 2022
GAAP Net (loss) income	$(15.4)	$19.2	$25.6	$(1.0)
Interest income and other expense (income), net	0.6	5.8	(2.7)	95.6
Interest expense	6.7	6.4	19.0	17.1
Provision for income taxes	6.0	9.4	28.7	25.3
Depreciation	9.3	12.1	26.4	30.1
Amortization	8.0	9.6	25.2	30.2
EBITDA	15.2	62.5	122.2	197.3
Restructuring and related charges (benefits)	10.2	—	10.2	(0.1)
Stock-based compensation	12.8	12.8	38.8	39.7
Change in fair value of contingent liability	(1.9)	—	(0.1)	0.3
Other charges (benefits) unrelated to core operating performance	1.0	1.3	(3.8)	4.5
Adjusted EBITDA	$37.3	$76.6	$167.3	$241.7
Note: Certain totals may not add due to rounding.

The preliminary financial schedules are estimated based on our current information.